SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                         Date of Report: December 9, 1997


                                    LDP-III
(Exact name of registrant as specified in its charter)

California                          0-13559                 94-2911983
(State or other              (Commission File No.)       (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)

                    P.O. Box 130, Carbondale, Colorado  81623
                     (Address of principal executive offices)

                                 (970) 963-8007
               (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 9, 1997, the registrant sold one of its real property investments known as 1201 Cadillac Court, located in Milpitas, California. The property consisted of a 51,450 square feet commercial building.

         The buyer, KAR Management, is not affiliated with the registrant. The sale price received by the registrant was $6,800,000 which resulted in a gain of $3,282,000 and cash proceeds of $1,788,000.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not Applicable

ITEM 5.  OTHER EVENTS

         Not Applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Financial statements of business acquired

             Not Applicable

        (b)  Pro Forma Balance Sheet - September 30, 1997

             Pro Forma Statements of Operations:
             Nine months ended September 30, 1997
             Year ended December 31, 1996

             Notes to Pro Forma Financial Statements

        (c)  Exhibits

             Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable

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PRO FORMA FINANCIAL STATEMENTS

The following Pro Forma Balance Sheet of the registrant as of September 30, 1997 and the Pro Forma Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, reflect pro forma adjustments to the registrant's historical Financial Statements assuming the property was not owned by LDP-III during those timeframes as explained in Notes to Pro Forma Financial Statements.

The Pro Forma Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, are not necessarily indicative of the actual results that would have occurred had the property sale been consummated at the beginning of the respective periods or of future operations of the registrant. The Pro Formas do not take into consideration the increase in LDP-III's liquidity or possible uses of those funds.

These statements should be read in conjunction with the Notes to Pro Forma Financial Statements.


LDP-III
PRO FORMA BALANCE SHEET, SEPTEMBER 30, 1997
(Unaudited) (Dollars in thousands)

                                                     Pro Forma
                                                     Adjustments
                                                     Add (Deduct)
                                September 30, 1997   (Note A)      Pro Forma
ASSETS
INVESTMENTS IN REAL ESTATE:
Rental properties                    $ 10,553        $ (4,631)     $  5,922
Accumulated depreciation               (4,288)          1,519        (2,769)
Rental properties - net                 6,265          (3,112)        3,153

CASH                                      131              (3)          128

OTHER ASSETS
Short-Term Investment                $    199        $      0      $    199
Accounts receivable                        24               0            24
Prepaid expenses and deposits               4              (1)            3
Deferred costs                            226            (141)           85
Total other assets                        453            (142)          311

TOTAL                                $  6,849        $ (3,257)     $  3,592

LIABILITIES AND PARTNERS' EQUITY

LIABILITIES:
Notes payable                        $  6,858        $ (4,408)     $ 2,450
Accounts payable                           30               0           30
Other liabilities                         165             (84)          81
Total liabilities                       7,053          (4,492)       2,561

PARTNERS' EQUITY                         (204)          1,235        1,031

TOTAL                                $  6,849        $ (3,257)     $ 3,592

The accompanying notes are an integral part of the pro forma financial statements.


LDP-III

PRO FORMA STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 1997 (Unaudited) (In thousands except per unit amounts)

                                                     Pro Forma
                                                     Adjustments
                                                     Add (Deduct)
                                September 30, 1997   (Note A)      Pro Forma
REVENUE
Rental                               $    925        $   (427)     $    498
Interest                                   14              (1)           13
Total Revenue                             939            (428)          511

EXPENSE
Interest                                  426            (250)          176
Operating                                 267             (37)          230
Depreciation and amortization             239             (82)          157
General and administration                140               0           140

Total expense                        $  1,072       $    (369)    $     703

NET LOSS                             $   (133)      $     (59)    $    (192)

NET LOSS PER
PARTNERSHIP UNIT                     $     (4)      $      (2)    $      (6)

The accompanying notes are an integral part of the pro forma financial statements.


LDP-III

PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(Unaudited) (In thousands except per unit amounts)

                                                     Pro Forma
                                                     Adjustments
                                                     Add (Deduct)
                                September 30, 1997   (Note A)      Pro Forma
REVENUE
Rental                               $  1,210        $   (459)     $     751
Interest                                   22              (1)            21
Total revenue                           1,232            (460)           772

EXPENSE
Interest                                  671            (376)           295
Operating                                 472            (117)           355
Depreciation and amortization             325             (99)           226
General and administration                180               0            180
Total expense                           1,648            (592)         1,056

NET LOSS                             $   (416)       $   (133)     $    (284)

NET LOSS PER
PARTNERSHIP UNIT                     $    (11)       $     (4)     $      (7)

The accompanying notes are an integral part of the pro forma financial statements.


NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Dollars in thousands)

A.    The Balance Sheet Pro Forma adjustments reflect the sale of the 1201
      Cadillac Court Building as if the sale occurred on September 30, 1997.
      A gain of $3,282 was recognized by the registrant which has been adjusted for activity subsequent to September 30, 1997, and through the date of sale (see Note B). The cost of investments in real estate, accumulated depreciation, prepaid expenses and deposits, deferred costs, notes payable and other liabilities have been adjusted by their respective balances at September 30, 1997. The registrant received cash proceeds of $1,788 from this sale.

B.    The Pro Forma Statements of Operations for the nine months ended
      September 30, 1997, and for the year ended December 31, 1996, reflects the loss from continuing operations before reflecting any amounts attributable to the sale of the 1201 Cadillac Court Building on December
      9, 1997. It has been assumed that administrative expenses would not change as a result of the sale.

      The gain of $3,282 from the property sale which has not been reflected in the Pro Forma Statement of Operations, was determined as follows:

       Sale price                             $ 6,800
       Less:  selling costs                      (287)
       Net selling price                        6,513

       Property basis
       (including unamortized deferred costs)   4,767
       Accumulated depreciation
         and amortization                      (1,536)
       Net book value                           3,231

       Gain on sale of rental property        $ 3,282

C.    The Pro Forma Statements of Operations for the three months ended
      September 30, 1997, and for the year ended December 31, 1996, reflects the pro forma adjustment to remove the segments of operations that have been discontinued to present the registrant on an ongoing continuing operations.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     December 09, 1997               LDP-III

                                     By:  /s/ Gregory L. Mohl
                                          Controller
                                          Landsing Equities Corporation
                                          Managing General Partner